Exhibit 99.15
                                -------------
                Computational Materials and/or ABS Term Sheets



       [LOGO OMITTED] Countrywide                   Computational Materials For
-------------------------------------
        SECURITIES CORPORATION                                     CWABS 2005-5
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                            Group2 (SilentSeconds)

                         ARM and Fixed    $42,051,088

                                Detailed Report

Summary of Loans in Statistical Calculation Pool                 Range
(As of Calculation Date)                                         -----

Total Number of Loans                              171
Total Outstanding Balance                  $42,051,088
Average Loan Balance                          $245,913      $42,020 to $839,250
WA Mortgage Rate                                7.135%       4.950% to 11.750%
Net WAC                                         6.626%       4.441% to 11.241%
ARM Characteristics
        WA Gross Margin                         6.686%       4.190% to 9.750%
        WA Months to First Roll                     30            3 to 36
        WA First Periodic Cap                   1.696%       1.000% to 3.000%
        WA Subsequent Periodic Cap              1.432%       1.000% to 1.500%
        WA Lifetime Cap                        14.023%      10.900% to 18.750%
        WA Lifetime Floor                       7.087%       4.900% to 11.750%
WA Original Term (months)                          360          360 to 360
WA Remaining Term (months)                         359          297 to 360
WA LTV                                          79.23%       56.09% to 80.00%
Percentage of Pool with CLTV > 100%              0.00%

WA FICO                                            637

Secured by (% of pool) 1st Liens               100.00%
                       2nd Liens                 0.00%
Prepayment Penalty at Loan Orig                 76.21%
 (% of all loans)



-----------------------------------------------------------------------------------------------------
Top 5 States:   Top 5 Prop:     Doc Types:    Purpose Codes  Occ Codes       Grades      Orig PP Term
-------------   -----------     ----------    -------------  ---------       ------      ------------
CA 41.39%      SFR    67.38%   FULL   59.38%  PUR  89.32%    OO 100.00     A   91.13%     0   23.79%
FL  7.43%      PUD    19.97%   STATED 40.62%  RCO  10.15%                  A-   0.67%     12   4.64%
AZ  5.98%      CND    10.49%                  RNC   0.53%                  B    4.23%     24  34.19%
CO  5.47%      2 FAM   1.90%                                               C    2.05%     36  35.51%
TX  4.86%      CNDP    0.26%                                               C-   1.02%     60   1.88%
                                                                           D    0.90%
-----------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

       [LOGO OMITTED] Countrywide                   Computational Materials For
-------------------------------------
        SECURITIES CORPORATION                                     CWABS 2005-5
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                            Group2 (SilentSeconds)

                        ARM and Fixed    $42,051,088

                               Detailed Report

-----------------------------------------------------------------------------------------------------------------------------------
                                                Program
-----------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS   REMG.          ORIG
DESCRIPTION               BALANCE    LOAN    TOTAL     BALANCE      WAC    TERM   FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
30Y LIB6M                  $304,296    2      0.72    $152,148     7.492   358.57  539    72.7
2/28 LIB6M               $8,513,221   40     20.24    $212,831     6.600   358.79  658    79.9
2/28 LIB6M - IO -        $6,252,433   21     14.87    $297,735     6.717   359.23  618    79.0
24
2/28 LIB6M - IO -          $417,520    2      0.99    $208,760     6.636   358.00  639    80.0
60
3/27 LIB6M              $15,737,683   68     37.43    $231,437     7.625   358.42  641    79.1
3/27 LIB6M - IO -        $9,549,015   30     22.71    $318,301     6.941   359.45  627    79.9
36
30Yr Fixed                 $482,080    4      1.15    $120,520     8.316   359.77  672    80.0
30Yr Fixed - CC            $794,840    4      1.89    $198,710     8.194   360.00  640    70.8
-----------------------------------------------------------------------------------------------------------------------------------
                        $42,051,088   171   100.00    $245,913     7.135   358.89  637    79.2
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                            Original Term
-----------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS   REMG.          ORIG
DESCRIPTION               BALANCE    LOAN    TOTAL     BALANCE      WAC    TERM   FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
ARM 360                 $40,774,168   163    96.96    $250,148     7.100   358.86  637    79.4
Fixed 360                $1,276,920     8     3.04    $159,615     8.240   359.91  652    74.3
-----------------------------------------------------------------------------------------------------------------------------------
                        $42,051,088   171   100.00    $245,913     7.135   358.89  637    79.2
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                             Range of Current Balance
-----------------------------------------------------------------------------------------------------------------------------------
                               CURRENT    # OF    % OF      AVERAGE    GROSS   REMG.          ORIG
DESCRIPTION                    BALANCE    LOAN    TOTAL     BALANCE     WAC    TERM   FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
$25,000.01 - $50,000.00          $84,091    2      0.20     $42,045   11.125   299.00  551    75.0
$50,000.01 - $75,000.00         $480,792    8      1.14     $60,099    9.031   345.75  613    77.4
$75,000.01 - $100,000.00        $356,761    4      0.85     $89,190    8.761   327.98  629    74.8
$100,000.01 - $150,000.00     $3,452,255   27      8.21    $127,861    7.341   359.32  642    80.0
$150,000.01 - $200,000.00     $7,363,428   42     17.51    $175,320    7.094   359.41  632    79.7
$200,000.01 - $250,000.00     $5,068,516   23     12.05    $220,370    6.992   359.39  631    79.7
$250,000.01 - $300,000.00     $6,057,082   22     14.40    $275,322    6.770   359.45  640    79.4
$300,000.01 - $350,000.00     $2,260,227    7      5.37    $322,890    7.360   359.41  628    76.0
$350,000.01 - $400,000.00     $4,867,967   13     11.58    $374,459    6.778   359.23  644    80.0
$400,000.01 - $450,000.00     $2,571,463    6      6.12    $428,577    7.554   359.84  647    79.2
$450,000.01 - $500,000.00     $2,902,275    6      6.90    $483,713    7.768   359.17  622    80.0
$500,000.01 - $550,000.00     $3,154,980    6      7.50    $525,830    6.604   359.49  633    78.1
$550,000.01 - $600,000.00       $560,000    1      1.33    $560,000    7.500   360.00  614    78.9
$650,000.01 - $700,000.00     $2,032,000    3      4.83    $677,333    7.175   359.67  692    80.0
$800,000.01 - $850,000.00       $839,250    1      2.00    $839,250    7.625   360.00  619    75.0

-----------------------------------------------------------------------------------------------------------------------------------
                             $42,051,088  171    100.00    $245,913    7.135   358.89   637   79.2
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

       [LOGO OMITTED] Countrywide                   Computational Materials For
-------------------------------------
        SECURITIES CORPORATION                                     CWABS 2005-5
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                            Group2 (SilentSeconds)

                        ARM and Fixed    $42,051,088

                               Detailed Report

-----------------------------------------------------------------------------------------------------------------------------------
                                             State
-----------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS   REMG.          ORIG
DESCRIPTION               BALANCE    LOAN    TOTAL     BALANCE      WAC    TERM   FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
Arizona                  $2,515,839   14     5.98     $179,703     6.659   358.64  641    80.0
California              $17,404,308   46    41.39     $378,355     6.702   359.53  649    79.1
Colorado                 $2,301,674   10     5.47     $230,167     6.814   359.62  649    80.0
Florida                  $3,123,878   17     7.43     $183,758     7.012   358.33  630    79.9
Georgia                    $255,920    1     0.61     $255,920     6.880   358.00  620    80.0
Hawaii                   $1,000,339    2     2.38     $500,170     7.026   359.05  617    74.1
Idaho                      $308,000    3     0.73     $102,667     7.115   359.09  639    80.0
Illinois                   $559,200    3     1.33     $186,400     7.155   360.00  597    80.0
Indiana                    $184,000    1     0.44     $184,000     7.750   360.00  619    80.0
Kentucky                   $876,697    4     2.08     $219,174     7.553   359.01  647    80.0
Louisiana                  $128,800    1     0.31     $128,800     7.200   360.00  600    80.0
Maryland                   $989,029    3     2.35     $329,676     7.343   359.39  644    80.0
Massachusetts            $1,948,664    6     4.63     $324,777     8.683   359.39  607    78.1
Michigan                   $457,426    3     1.09     $152,475     7.343   360.00  623    80.0
Missouri                   $184,000    2     0.44      $92,000     7.895   360.00  664    80.0
Montana                    $200,000    1     0.48     $200,000     8.250   360.00  596    80.0
Nevada                     $885,280    4     2.11     $221,320     6.917   360.00  648    80.0
New Hampshire              $503,200    2     1.20     $251,600     8.045   360.00  597    80.0
New Jersey                 $807,213    3     1.92     $269,071     8.557   359.17  594    80.0
New Mexico                 $192,000    1     0.46     $192,000     8.300   360.00  590    80.0
New York                   $616,723    2     1.47     $308,361     7.531   359.54  607    77.3
Ohio                       $481,060    3     1.14     $160,353     7.912   360.00  606    80.0
Oklahoma                    $84,586    1     0.20      $84,586     9.750   299.00  557    70.0
Oregon                     $478,400    2     1.14     $239,200     6.447   359.65  667    80.0
Pennsylvania               $133,200    1     0.32     $133,200     6.340   359.00  673    80.0
Tennessee                  $968,177    7     2.30     $138,311     8.336   345.66  614    77.8
Texas                    $2,044,681   16     4.86     $127,793     7.583   358.46  664    79.8
Utah                       $470,909    2     1.12     $235,455     7.141   359.38  669    79.9
Virginia                   $854,612    3     2.03     $284,871     7.911   358.95  597    80.0
Washington                 $811,552    5     1.93     $162,310     7.984   360.00  590    80.0
West Virginia               $56,720    1     0.13      $56,720    10.500   360.00  558    80.0
Wisconsin                  $225,000    1     0.54     $225,000     8.000   360.00  639    75.0
-----------------------------------------------------------------------------------------------------------------------------------
                        $42,051,088  171   100.00     $245,913     7.135   358.89  637    79.2
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                Loan-to-Value Ratios
-----------------------------------------------------------------------------------------------------------------------------------
                            CURRENT  # OF    % OF      AVERAGE     GROSS   REMG.          ORIG
DESCRIPTION                 BALANCE  LOAN    TOTAL     BALANCE      WAC     TERM  FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00              $304,000     1    0.72     $304,000     7.750   360.00  655    56.1
65.01 - 70.00              $997,011     6    2.37     $166,169     7.494   341.49  575    68.9
70.01 - 75.00            $2,446,396     8    5.82     $305,799     8.058   357.74  607    75.0
75.01 - 80.00           $38,303,681   156   91.09     $245,536     7.062   359.41  641    80.0
-----------------------------------------------------------------------------------------------------------------------------------
                        $42,051,088   171   100.00    $245,913     7.135   358.89  637    79.2
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

       [LOGO OMITTED] Countrywide                   Computational Materials For
-------------------------------------
        SECURITIES CORPORATION                                     CWABS 2005-5
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                            Group2 (SilentSeconds)

                        ARM and Fixed    $42,051,088

                               Detailed Report

-----------------------------------------------------------------------------------------------------------------------------------
                                         Range of Current Gross Coupon
-----------------------------------------------------------------------------------------------------------------------------------
                            CURRENT  # OF     % OF     AVERAGE     GROSS   REMG.          ORIG
DESCRIPTION                 BALANCE  LOAN    TOTAL     BALANCE      WAC    TERM    FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000              $632,832    2      1.50     $316,416    4.950   360.00  676    80.0
5.001 - 5.500              $483,689    2      1.15     $241,845    5.365   358.62  678    80.0
5.501 - 6.000            $3,658,813   13      8.70     $281,447    5.833   359.41  641    79.6
6.001 - 6.500            $9,628,213   39     22.90     $246,877    6.315   359.37  647    79.1
6.501 - 7.000            $7,463,348   31     17.75     $240,753    6.780   359.49  645    80.0
7.001 - 7.500            $6,920,706   25     16.46     $276,828    7.262   359.59  637    79.7
7.501 - 8.000            $6,197,432   23     14.74     $269,454    7.742   359.38  646    77.9
8.001 - 8.500            $2,374,668   11      5.65     $215,879    8.350   359.73  626    80.0
8.501 - 9.000            $2,574,503   10      6.12     $257,450    8.813   359.15  585    79.2
9.001 - 9.500              $695,736    3      1.65     $231,912    9.186   359.29  597    80.0
9.501 - 10.000             $950,126    6      2.26     $158,354    9.795   349.96  599    76.3
10.001 - 10.500            $149,586    3      0.36      $49,862   10.500   322.75  550    75.2
10.501 - 11.000            $279,415    2      0.66     $139,707   10.919   337.58  575    76.4
11.501 - 12.000             $42,020    1      0.10      $42,020   11.750   298.00  560    75.0
-----------------------------------------------------------------------------------------------------------------------------------
                        $42,051,088  171    100.00     $245,913    7.135   358.89  637    79.2
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                               Property Type
-----------------------------------------------------------------------------------------------------------------------------------
                            CURRENT  # OF     % OF     AVERAGE     GROSS   REMG.          ORIG
DESCRIPTION                 BALANCE  LOAN    TOTAL     BALANCE      WAC    TERM  FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
SFR                     $28,334,300   108    67.38     $262,355    7.195   358.74  640    78.9
PUD                      $8,396,958    38    19.97     $220,973    6.985   358.94  633    80.0
CND                      $4,411,812    21    10.49     $210,086    7.045   359.60  636    79.7
2 FAM                      $799,200     3     1.90     $266,400    6.870   360.00  619    80.0
CNDP                       $108,818     1     0.26     $108,818    8.830   359.00  620    80.0
-----------------------------------------------------------------------------------------------------------------------------------
                        $42,051,088   171   100.00     $245,913    7.135   358.89  637    79.2
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                 Purpose
-----------------------------------------------------------------------------------------------------------------------------------
                            CURRENT  # OF     % OF     AVERAGE     GROSS   REMG.          ORIG
DESCRIPTION                 BALANCE  LOAN    TOTAL     BALANCE      WAC    TERM  FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
PUR                     $37,560,216   155    89.32     $242,324    7.155   358.81  639    79.6
RCO                      $4,267,672    15    10.15     $284,511    6.871   359.54  623    76.2
RNC                        $223,200     1     0.53     $223,200    8.875   360.00  608    79.7
-----------------------------------------------------------------------------------------------------------------------------------
                        $42,051,088   171   100.00     $245,913    7.135   358.89  637    79.2
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                Occupancy
-----------------------------------------------------------------------------------------------------------------------------------
                            CURRENT  # OF     % OF     AVERAGE     GROSS   REMG.          ORIG
DESCRIPTION                 BALANCE  LOAN    TOTAL     BALANCE      WAC    TERM  FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
OO                      $42,051,088   171   100.00     $245,913    7.135   358.89  637    79.2


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

       [LOGO OMITTED] Countrywide                   Computational Materials For
-------------------------------------
        SECURITIES CORPORATION                                     CWABS 2005-5
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                            Group2 (SilentSeconds)

                         ARM and Fixed    $42,051,088

                                Detailed Report

-----------------------------------------------------------------------------------------------------------------------------------
                                   Occupancy
-----------------------------------------------------------------------------------------------------------------------------------
                        CURRENT      # OF    % OF      AVERAGE     GROSS   REMG.          ORIG
DESCRIPTION             BALANCE      LOAN    TOTAL     BALANCE      WAC    TERM   FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
                        $42,051,088   171   100.00    $245,913     7.135   358.89  637    79.2
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                Range of Months Remaining to Scheduled Maturity
-----------------------------------------------------------------------------------------------------------------------------------
                            CURRENT  # OF    % OF     AVERAGE     GROSS   REMG.          ORIG
DESCRIPTION                 BALANCE  LOAN   TOTAL      BALANCE     WAC    TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
181 - 300                  $381,264     6     0.91     $63,544   10.479   298.61   576   71.1
301 - 360               $41,669,824   165    99.09    $252,544    7.104   359.44   638   79.3
-----------------------------------------------------------------------------------------------------------------------------------
                        $42,051,088   171   100.00    $245,913    7.135   358.89   637   79.2
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                      Collateral Grouped by Document Type
-----------------------------------------------------------------------------------------------------------------------------------
                            CURRENT  # OF    % OF      AVERAGE     GROSS   REMG.          ORIG
DESCRIPTION                 BALANCE  LOAN    TOTAL     BALANCE      WAC    TERM   FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
FULL                    $24,969,823   101    59.38    $247,226     7.016   359.07  620    79.2
STATED INCOME           $17,081,265    70    40.62    $244,018     7.309   358.63  662    79.3
-----------------------------------------------------------------------------------------------------------------------------------
                        $42,051,088   171   100.00    $245,913     7.135   358.89  637    79.2
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                          Collateral Grouped by FICO
-----------------------------------------------------------------------------------------------------------------------------------
                            CURRENT  # OF    % OF      AVERAGE    GROSS   REMG.          ORIG
DESCRIPTION                 BALANCE  LOAN    TOTAL     BALANCE     WAC    TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
761 - 780                $1,730,196    6      4.11    $288,366    7.058   359.71   767   79.6
741 - 760                  $142,862    1      0.34    $142,862    7.320   360.00   744   80.0
721 - 740                  $969,520    5      2.31    $193,904    6.490   359.80   731   80.0
701 - 720                $1,015,714    5      2.42    $203,143    6.662   359.37   710   80.0
681 - 700                $3,642,753   11      8.66    $331,159    6.675   359.75   692   80.0
661 - 680                $4,875,134   20     11.59    $243,757    6.744   359.47   668   80.0
641 - 660                $4,917,187   20     11.69    $245,859    7.301   358.12   649   77.9
621 - 640                $6,695,736   30     15.92    $223,191    6.842   359.32   632   79.8
601 - 620               $10,357,739   36     24.63    $287,715    7.206   359.35   611   79.4
581 - 600                $4,115,108   16      9.79    $257,194    7.192   359.55   590   78.2
561 - 580                $1,863,235    8      4.43    $232,904    7.926   359.11   569   80.0
541 - 560                  $578,969    7      1.38     $82,710    9.555   336.22   552   76.9
521 - 540                  $750,215    4      1.78    $187,554    8.790   354.70   527   74.0
501 - 520                  $396,720    2      0.94    $198,360    9.298   360.00   515   79.2
-----------------------------------------------------------------------------------------------------------------------------------
                        $42,051,088  171    100.00    $245,913    7.135   358.89   637   79.2
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

       [LOGO OMITTED] Countrywide                   Computational Materials For
-------------------------------------
        SECURITIES CORPORATION                                     CWABS 2005-5
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                            Group2 (SilentSeconds)

                         ARM and Fixed    $42,051,088

                                Detailed Report

-----------------------------------------------------------------------------------------------------------------------------------
                                     Grade
-----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT  # OF     % OF     AVERAGE     GROSS   REMG.          ORIG
DESCRIPTION                  BALANCE  LOAN    TOTAL     BALANCE      WAC    TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
A                        $38,322,447   153    91.13     $250,474    7.074   359.05   640   79.4
A-                          $280,586     2     0.67     $140,293    7.375   340.91   592   77.0
B                         $1,778,750     7     4.23     $254,107    7.302   359.57   619   78.8
C                           $862,034     4     2.05     $215,508    9.036   356.20   590   71.3
C-                          $430,517     4     1.02     $107,629    7.599   358.77   580   80.0
D                           $376,754     1     0.90     $376,754    7.480   359.00   639   80.0
-----------------------------------------------------------------------------------------------------------------------------------
                         $42,051,088   171   100.00     $245,913    7.135   358.89   637   79.2
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                Collateral Grouped by Prepayment Penalty Months
-----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT # OF % OF AVERAGE GROSS REMG.  ORIG
DESCRIPTION                  BALANCE  LOAN    TOTAL     BALANCE     WAC      TERM  FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
0                        $10,002,326   33     23.79     $303,101    7.824   359.47  642   79.5
12                        $1,949,176    8      4.64     $243,647    7.703   359.33  647   79.9
24                       $14,377,712   61     34.19     $235,700    6.704   358.90  639   79.5
36                       $14,932,956   64     35.51     $233,327    6.989   358.40  632   79.3
60                          $788,918    5      1.88     $157,784    7.627   359.64  633   68.0
-----------------------------------------------------------------------------------------------------------------------------------
                         $42,051,088  171    100.00     $245,913    7.135   358.89  637   79.2
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                        Range of Months to Roll                                                   (Excludes 8 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                   WA        CURRENT  # OF    % OF      AVERAGE     GROSS   REMG.          ORIG
DESCRIPTION        MTR       BALANCE  LOAN    TOTAL     BALANCE      WAC    TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
0 - 6               5        $685,560   8      1.68     $85,695     9.153   325.23   559   71.8
19 - 24            23     $15,098,588  62     37.03    $243,526     6.632   359.29   641   79.6
32 - 37            36     $24,990,020  93     61.29    $268,710     7.327   359.52   636   79.5
-----------------------------------------------------------------------------------------------------------------------------------
                          $40,774,168  163   100.00    $250,148     7.100   358.86   637   79.4
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                             Range of Margin                                                      (Excludes 8 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT  # OF    % OF      AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                  BALANCE  LOAN    TOTAL     BALANCE      WAC      TERM  FICO  LTV
-----------------------------------------------------------------------------------------------------------------------------------
4.001 - 5.000             $1,097,282    4      2.69     $274,321    5.415   359.33  651   80.0
5.001 - 6.000             $8,904,430   36     21.84     $247,345    6.824   358.70  621   79.4
6.001 - 7.000            $17,268,349   69     42.35     $250,266    6.826   358.78  645   79.2
7.001 - 8.000            $10,281,046   40     25.21     $257,026    7.667   358.92  637   79.6
8.001 - 9.000             $3,165,460   13      7.76     $243,497    8.071   359.35  629   79.6
9.001 - 10.000               $57,600    1      0.14     $57,600     9.750   360.00  762   80.0
-----------------------------------------------------------------------------------------------------------------------------------
6.686                    $40,774,168  163    100.00     $250,148    7.100   358.86  637   79.4
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

       [LOGO OMITTED] Countrywide                   Computational Materials For
-------------------------------------
        SECURITIES CORPORATION                                     CWABS 2005-5
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                            Group2 (SilentSeconds)

                         ARM and Fixed    $42,051,088

                                Detailed Report

-----------------------------------------------------------------------------------------------------------------------------------
                            Range of Maximum Rates                                                (Excludes 8 Fixed Rate Mortgage)
-----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT   # OF    % OF     AVERAGE     GROSS   REMG.          ORIG
DESCRIPTION                  BALANCE   LOAN   TOTAL     BALANCE      WAC    TERM    FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
10.501 - 11.000             $189,650     1     0.47     $189,650    5.900   359.00   639   80.0
11.501 - 12.000             $836,619     3     2.05     $278,873    5.145   359.76   679   80.0
12.001 - 12.500           $1,302,202     6     3.19     $217,034    5.944   358.50   640   80.0
12.501 - 13.000           $4,212,385    15    10.33     $280,826    6.048   359.43   645   79.7
13.001 - 13.500           $8,809,700    35    21.61     $251,706    6.318   359.46   650   79.0
13.501 - 14.000           $6,764,569    28    16.59     $241,592    6.819   359.50   644   80.0
14.001 - 14.500           $6,777,844    24    16.62     $282,410    7.260   359.58   635   79.7
14.501 - 15.000           $5,985,563    21    14.68     $285,027    7.819   359.32   640   79.1
15.001 - 15.500           $2,202,668    10     5.40     $220,267    8.338   359.71   622   80.0
15.501 - 16.000           $1,634,485     6     4.01     $272,414    8.836   359.03   570   78.8
16.001 - 16.500             $637,336     2     1.56     $318,668    9.181   359.22   596   80.0
16.501 - 17.000             $950,126     6     2.33     $158,354    9.795   349.96   599   76.3
17.001 - 17.500             $149,586     3     0.37      $49,862   10.500   322.75   550   75.2
17.501 - 18.000             $279,415     2     0.69     $139,707   10.919   337.58   575   76.4
18.501 - 19.000              $42,020     1     0.10      $42,020   11.750   298.00   560   75.0
-----------------------------------------------------------------------------------------------------------------------------------
14.023                   $40,774,168   163   100.00     $250,148    7.100   358.86   637   79.4
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                             Initial Periodic Rate Cap                                            (Excludes 8 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT   # OF    % OF     AVERAGE     GROSS   REMG.          ORIG
DESCRIPTION                  BALANCE   LOAN    TOTAL     BALANCE     WAC    TERM    FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
1.000                       $304,296     2      0.75    $152,148    7.492   358.57   539   72.7
1.500                    $35,032,371   135     85.92    $259,499    7.160   358.91   638   79.3
3.000                     $5,437,501    26     13.34    $209,135    6.697   358.53   636   80.0
-----------------------------------------------------------------------------------------------------------------------------------
                         $40,774,168   163    100.00    $250,148    7.100   358.86   637   79.4
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                          Subsequent Periodic Rate Cap                                            (Excludes 8 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT   # OF    % OF     AVERAGE     GROSS    REMG.         ORIG
DESCRIPTION                  BALANCE   LOAN    TOTAL    BALANCE      WAC      TERM  FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
1.000                     $5,518,615    27     13.53    $204,393    6.789    358.59  631   79.6
1.500                    $35,255,552   136     86.47    $259,232    7.149    358.90  638   79.4
-----------------------------------------------------------------------------------------------------------------------------------
                         $40,774,168   163    100.00    $250,148    7.100    358.86  637   79.4
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Lifetime Rate Floor                (Excludes 8 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT   # OF    % OF     AVERAGE     GROSS   REMG.          ORIG
DESCRIPTION                  BALANCE   LOAN    TOTAL    BALANCE     WAC     TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
4.001 - 5.000               $822,482     3     2.02     $274,161    5.169   359.77   667   80.0
-----------------------------------------------------------------------------------------------------------------------------------
5.001 - 6.000             $4,061,475    15     9.96     $270,765    5.810   359.30   645   79.6
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

       [LOGO OMITTED] Countrywide                   Computational Materials For
-------------------------------------
        SECURITIES CORPORATION                                     CWABS 2005-5
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                            Group2 (SilentSeconds)

                         ARM and Fixed    $42,051,088

                                Detailed Report

-----------------------------------------------------------------------------------------------------------------------------------
                           Range of Lifetime Rate Floor                                           (Excludes 8 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                          CURRENT     # OF     % OF     AVERAGE     GROSS   REMG.          ORIG
DESCRIPTION               BALANCE     LOAN    TOTAL     BALANCE      WAC    TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
6.001 - 7.000            $17,091,561   70     41.92     $244,165    6.518   359.42   646   79.5
7.001 - 8.000            $12,411,014   44     30.44     $282,068    7.484   359.48   641   79.4
8.001 - 9.000             $4,329,153   17     10.62     $254,656    8.573   359.37   599   79.5
9.001 - 10.000            $1,587,462    8      3.89     $198,433    9.549   353.68   597   77.8
> 10.000                    $471,021    6      1.16      $78,503   10.860   329.34   566   75.9
-----------------------------------------------------------------------------------------------------------------------------------
                         $40,774,168   163   100.00     $250,148    7.100   358.86   637   79.4
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                        Next Interest Adjustment Date                                            (Excludes 8 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                            CURRENT   # OF    % OF      AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                 BALANCE   LOAN    TOTAL     BALANCE      WAC    TERM   FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
09/05                        $99,415    1      0.24      $99,415   11.000   297.00  656   70.0
10/05                       $171,478    2      0.42      $85,739    9.674   343.30  561   78.8
11/05                       $321,801    3      0.79     $107,267    7.916   331.60  532   68.5
12/05                        $92,866    2      0.23      $46,433   10.500   300.00  546   72.3
03/07                       $371,549    2      0.91     $185,775    6.339   357.00  642   80.0
04/07                     $2,914,444   14      7.15     $208,175    6.394   358.00  615   80.0
05/07                     $3,819,534   15      9.37     $254,636    6.361   359.00  669   80.0
06/07                     $7,993,060   31     19.60     $257,841    6.861   360.00  637   79.2
04/08                     $2,507,613    9      6.15     $278,624    7.774   358.00  619   80.0
05/08                     $6,901,043   22     16.93     $313,684    7.616   359.00  632   79.7
06/08                    $15,581,364   62     38.21     $251,312    7.128   360.00  641   79.3
-----------------------------------------------------------------------------------------------------------------------------------
                         $40,774,168   163   100.00     $250,148    7.100   358.86  637   79.4
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.